                                October 13, 2000


Little Switzerland, Inc.
161-B Crown Bay
P.O. Box 930
St. Thomas, U.S. Virgin Islands  00804

Attn:    Robert L. Baumgardner, President

         Re:   Extension to Standstill for Completion of Almod Transactions

Dear Mr. Baumgardner:

         We have considered your request for further amendment to our July 28, 2000 letter agreement (the "July 28 Agreement"), as amended by the August 23, 2000 letter agreement (the "August 23 Agreement"), by and between The Chase Manhattan Bank and the Bank of Nova Scotia (the "Lenders"), Little Switzerland, Inc. (the "Company") and the Company's subsidiaries party thereto regarding the proposed transactions of the Company and its related entities with Almod Diamonds Limited, and, in our mutual interest of the completion of such proposed transactions and in consideration of the premises, the Lenders are willing to further amend the July 28 Agreement, as modified by the August 23 Agreement, as follows and subject to the following terms and conditions:

         1. The terms, conditions and agreements of the July 28 Agreement, as modified by the August 23 Agreement, shall remain binding and in full force and effect, except as specifically modified by this letter agreement, throughout the term of the Extended Standstill Period. All capitalized terms used but not defined herein shall have the meaning given in the July 28 Agreement, as modified by the August 23 Agreement. This letter agreement may be signed in counterparts. A signed facsimile copy shall be binding upon and acceptable to all parties.

         2. b The copy of the binding commitment letter required under Paragraph 3 of the August 23 Agreement shall be delivered to the Lenders on or before November 30, 2000, in such form and substance required in the August 23 Agreement.

Letter dated October 13, 2000
Page 2

         3. The payment required under Paragraph 4 of the August 23 Agreement shall be made on or before November 30, 2000.

         4. During the Extended Standstill Period, the Company shall have no obligation to make payments to the Lenders, other than (a) regularly scheduled interest payments; (b) such payments required under this letter agreement and under the July 28 Agreement, as modified by the August 23 Agreement, and as further modified by this letter agreement; and (c) payment of all reasonable costs and expenses of the Lenders incurred in connection with this letter agreement and all costs and expenses of the Lenders as provided in the July 28 Agreement and the August 23 Agreement.

         5. Notwithstanding anything to the contrary, the Extended Standstill Period shall terminate prior to December 31, 2000, in the event of an earlier Termination Event as defined in and subject to the July 28 Agreement, as modified by the August 23 Agreement; provided, however, that, in addition to the events listed under Paragraph 6 of the August 23 Agreement, a failure to comply with any term of this letter agreement shall constitute a Termination Event.

         If the Company and its subsidiaries are in agreement with the foregoing, please sign as indicated below and return a signed original of this letter to the Lenders.

                            THE CHASE MANHATTAN BANK


                            By:      /s/ R. Odell
                                     ---------------------------------------

                                     ---------------------------------------

                            THE BANK OF NOVA SCOTIA

                            By:      /s/ R. Edwards
                                     ---------------------------------------

                                     ---------------------------------------

The foregoing is acknowledged and agreed to by:

LITTLE SWITZERLAND, INC., a Delaware corporation


By: /s/ Robert L. Baumgardner,
    ---------------------------------------
    Robert L. Baumgardner, President


L.S. WHOLESALE, INC., a Massachusetts corporation


By: /s/ Robert L. Baumgardner,
    ---------------------------------------
    Robert L. Baumgardner, President

Letter dated October 13, 2000
Page 3


L.S. HOLDING, INC., a U.S. Virgin Islands corporation


By: /s/ Robert L. Baumgardner,
    -----------------------------------
    Robert L. Baumgardner, President


WORLD GIFT IMPORTS (BARBADOS) LIMITED, a Barbados company


By: /s/ P.J. Hopper
    -----------------------------------
    Patrick J. Hopper, Director

WORLD GIFT IMPORTS, N.V., a St. Maarten Netherlands Antilles limited liability company


By: /s/ P.J. Hopper
    -----------------------------------
    Peter J. Hopper, Managing Director


S.A.R.L. MONTRES ET BIJOUX, a St. Martin company


By: /s/ P.J. Hopper
    -----------------------------------

    -----------------------------------


LITTLE SWITZERLAND, N.V., an Aruba limited liability company
By: L.S. HOLDING (ARUBA), N.V., Managing Director


By: /s/ Robert L. Baumgardner
    -----------------------------------
    Robert Lee Baumgardner, President of the Managing Board


L.S. HOLDING (ARUBA), N.V., an Aruba limited liability company


By: /s/ Robert L. Baumgardner
    -----------------------------------
    Robert Lee Baumgardner, President of the Managing Board


L.S. HOLDING CURACAO, N.V., a Curacao limited liability company


By: /s/ Robert L. Baumgardner
    -----------------------------------
    Robert L. Baumgardner, President and Managing Director


L.S. HOLDING (USA), INC., an Alaska corporation


By: /s/ Robert L. Baumgardner
    -----------------------------------
    Robert L. Baumgardner, President